UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08657

Pioneer Equity Income Fund
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  October 31, 2021

Date of reporting period: November 1, 2020 through April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Equity
Income Fund
Semiannual Report | April 30, 2021
A: PEQIX	C: PCEQX	K: PEQKX	R: PQIRX	Y: PYEQX
Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Equity Income Fund | Semiannual Report | 4/30/21 1

President’s Letter

Dear Shareholders,
With the first half of 2021 nearly over, we have seen some better news on the COVID-19 pandemic front. In the US, widespread distribution of the COVID-19 vaccines approved for emergency use late last year, and a general decline in both virus cases and related hospitalizations, have had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile.
With that said, so far during 2021, we have seen investments typically associated with a higher degree of risk, such as equities and high-yield bonds, outperform investments regarded as less risky, such as government debt. In addition, cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, have rallied this year after slumping during the height of the pandemic, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
Despite the strong rebound from the March 2020 lows and positive market performance so far this year, several factors that could lead to increased volatility and weaker performance bear watching. These include: public-health issues such as potential surges in COVID-19 cases, particularly as “variants” of the virus have continued to arise; macroeconomic concerns (inflation, energy prices, sluggish employment figures); and changes to the US government’s fiscal policies, particularly the possibility of higher income tax rates on both individuals and businesses.
After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and have invited our employees to slowly return to the office. I am proud of the careful planning that has taken place. Our business has continued to operate without any disruption and we all look forward to regaining a bit of normalcy after 15 months of remote working.
Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.
2 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
June 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 3

Portfolio Management Discussion | 4/30/21
In the following interview, John A. Carey discusses the market environment for equities and the factors that affected the performance of Pioneer Equity Income Fund during the six-month period ended April 30, 2021. Mr. Carey, Managing Director, Director of Equity Income, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund’s portfolio, along with Sammi Truong, a vice president and a portfolio manager at Amundi US, and Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi US.
Q   How did the Fund perform over the six-month period ended April 30, 2021?
A    Pioneer Equity Income Fund’s Class A shares returned 30.06% at net asset value during the six-month period ended April 30, 2021, while the Fund’s benchmark, the Russell 1000 Value Index, returned 36.30%. During the same period, the average return of the 1,209 mutual funds in Morningstar’s Large Value Funds category was 36.15%.
Q   How would you describe the market for equities during the six-month period ended April 30, 2021, particularly for the types of equities deemed appropriate for the Fund?
A    During the six-month period, optimism about an economic recovery pushed the stock market to record highs. Favorable clinical trials for COVID-19 vaccines developed by Pfizer and Moderna led to the Food and Drug Administration’s granting emergency-use authorization for both products, which in practice meant that almost all adults would be eligible to receive the vaccines. (Pfizer is a Fund holding; Moderna is not). The prospect of improvement in the COVID-19 situation, plus new US government fiscal relief packages and the continued “easy-money” policies from the Federal Reserve (Fed), all helped create positive market sentiment during the period.
Investors became especially interested in stocks of cyclical, economically-sensitive companies, or so-called “value” names, which many thought could fare well in a strengthening business environment. In fact, for the first time in several years, value stocks outperformed growth over the six-month period. The gap in performance was nearly 12% between the Russell 1000 Value Index, the Fund’s benchmark, and the Russell 1000 Growth Index, as the Russell 1000 Value returned 36.30% for the six-month period, while the Russell 1000 Growth Index returned 24.31%.
4 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

The other side of the buoyant economic forecasts was heightened concern about potential increases in inflation and interest rates. Rising inflation expectations pushed the 10-Year US Treasury yield up by 75 basis points (bps) during the period. (A basis point is equal to 1/100th of a percentage point.) As price-to-earnings (P/E) multiples often move in the opposite direction from interest rates, and as multiples were particularly elevated among some growth stocks, the growth-oriented sectors of the market experienced sometimes-dramatic volatility over the six-month period. We hasten to note, however, that many value stocks, particularly after the rally we saw during the semiannual reporting period, also have been selling at higher-than-customary multiples.
It appears that much potential good news, hence, is built into current share prices, and therefore, downside risk - should there be disappointments of one kind or another - may be larger than it oftentimes is. While remaining substantially fully invested, which has been our customary investment portfolio posture since the Fund’s inception in 1990, we believe some caution with regard to valuation levels is indicated.
While all sectors within the Russell 1000 Value Index (the Russell Index) posted positive returns, energy fared best, gaining 76% over the six-month period. The broadening reopening of the economy meant more cars were on the road; fuel needs for commercial-building HVAC (heating, ventilating, and air-conditioning) systems were greater; and factories, which also use a lot of fuel, were operating at higher capacity. West Texas Intermediate crude-oil prices rose significantly over the six months. Other cyclical sectors that performed well during the period included financial services, materials, and industrials. On the other hand, utilities and consumer staples, sectors perceived to be more “defensive,” lagged the rest of the Russell Index.
Q   Could you please discuss the main factors that affected the Fund’s benchmark-relative performance during the six-month period ended April 30, 2021, and discuss any investments or strategies that significantly helped or hurt benchmark-relative returns?
A   During the six-month period, as has often been typical in the early stages of economic recoveries, investors, anticipating a sharp earnings recovery for companies that experienced pronounced, recession-driven earnings declines, focused precisely on companies that had done the worst during the downturn. Not infrequently, those companies had cut or omitted their dividends* during calendar year 2020 as the COVID-19 pandemic
* Dividends are not guaranteed.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 5

intensified and economic activity slowed. Our investment strategy for the Fund has usually favored owning shares of companies with sustainable and growing dividends, and companies that have been able to remain profitable in trying economic circumstances.
While the Fund had an overweight position versus the benchmark in the materials sector, with its many cyclical companies, and an approximate market weight in energy, the portfolio was underweight in recovering sectors such as industrials, communications services, financials, and real estate, and overweight to the defensive sectors, utilities and consumer staples, that underperformed. That positioning detracted from the Fund’s benchmark-relative returns for the period.
With regard to individual stocks, consistent generally with the Fund’s sector overweights and underweights, the top positive performance attributors versus the Russell Index were from the materials sector, notably Kaiser Aluminum. In addition, the Fund saw strong performance from Lincoln National, in financials, and from some energy names (all of them refiners), especially Marathon Petroleum. One of the portfolio’s holdings within information technology, semiconductor-equipment manufacturer KLA, also stood out during the period. We think KLA could benefit from the growth in capital spending by semiconductor producers in the wake semiconductor demand that has been rising sharply, as well as emerging supply shortages.
On the negative side, the Fund’s overweight in the underperforming utilities sector led to two of the most-negative performance attributors versus the benchmark for the period, WEC Energy and Alliant Energy. Similarly, the portfolio’s overweight in the lagging consumer staples sector produced two negative performance attributors, Clorox and Kellogg. The “risk-on” stance of investors over the six-month period resulted in a move away from the defensive utilities and consumer-staples companies that had benefited significantly from the lockdowns and work-from-home directives that prevailed during the early stages of the COVID-19 situation, but that are now expected to face challenging sales-and-earnings comparisons as the economy emerges from the pandemic.
Q   Could you highlight some of the more notable changes you made to the Fund’s portfolio during the six-month period ended April 30, 2021?
A   During the six-month period, we added 20 positions to the portfolio, and exited 11. On concern about increasing agricultural-commodities prices and the potential inability for food processors to pass through the higher
6 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

costs to customers, we sold the Fund’s holdings in Kellogg and JM Smucker, and we also sold out of Walmart, which these days is heavily involved in the grocery business. On the other hand, we added the consumer-staples stocks Pepsi and Procter & Gamble. With the economic reopening, Pepsi’s higher-margin channels, such as convenience stores and food service, could see improvement. In the case of Procter & Gamble, we think that the company’s strong, world-wide product line-up could give it pricing power in the potentially more inflationary times ahead. In energy, we took the Fund from an underweight out of concern for industry fundamentals, to an approximately equal market weight versus the benchmark, as we judged that the market had perhaps been overly pessimistic. Within energy, we added Marathon Petroleum, a refiner that could benefit from increased miles driven and a recovering air-travel industry, and Chevron, an astutely-managed, international energy and chemicals producer, to the portfolio.
As examples of our willingness to take positions in lesser-known names, where we see what we believe are attractive businesses priced at more modest levels than the better-known stocks in the market, Oshkosh, Garmin, and Omnicom stand out. Oshkosh makes all manner of specialty service vehicles, ranging from fire trucks to snow-removal plows, and from cement mixers to ambulances. An improving economy could mean more municipal spending on emergency equipment, and cement mixers can reasonably be expected to be in demand with bolstered expenditures on infrastructure. Garmin is an expert at GPS (global positioning systems) and other communications and navigation gear, which we believe could see better sales as people get “out and about” once again after remaining indoors much of the time during the pandemic, thus creating the need for them to know where they are and how to get where they wish to go. Omnicom, a well-established advertising agency, is in a good position, we think, to help companies find customers for goods and services for which demand could increase as the economy expands after reopening.
Occasionally, a company’s shares reach what we consider fair valuation, and we decide to eliminate the Fund’s positions. During the six-month period, that was the case with Morgan Stanley, Home Depot, and Progressive.
Q   Did the Fund have any derivatives exposure during the six-month period ended April 30, 2021?
A    No, the Fund held no derivatives during the period.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 7

Q   The Fund typically places emphasis on dividend-paying stocks. How would you describe the environment for dividends during the six-month period ended April 30, 2021?
A    As states are reopening and lifting restrictions put in place during the pandemic, some companies that reduced or even suspended dividends in 2020 to conserve cash have begun restoring and reinstituting dividends. We believe investors will likely be attentive to the amounts of dividend improvement in those situations, to get a sense of whether the companies see their businesses coming back fully or not, and over what stretch of time. While, as noted above, the initial enthusiasm over the economic reopening prompted investors to buy shares of some of the companies most beaten-up during the pandemic, and that had even eliminated their dividends, we think that as the recovery continues, investors will again be making comparisons between dividend coverage ratios and consistency and prospects for stable earnings growth. Financial and business characteristics of companies that typify what we consider higher quality will, we believe, come once more to the fore. We have focused throughout the life of the Fund on investing in companies that, in our view, possess those quality characteristics of dividend sustainability and earnings stability, and so we feel that the portfolio could be in a position to take part in any rally that may occur that is more quality-focused.
We do continue to listen closely and somewhat concernedly to the discussions in Washington, DC with regard to corporate and personal income-tax rates to fund infrastructure and other spending. One particular risk to the portfolio would be a possible adjustment to the favorable tax rate, in force since 2003, on so-called “qualified” dividend income. In addition, higher taxes on corporate earnings would reduce the after-tax corporate earnings out of which dividends are paid.
Q   What is your outlook for equities as the US economy emerges from COVID-19 and the effects of the pandemic-related shutdowns diminish?
A    As a larger percentage of the population receives vaccinations, we expect to see further reopening of the economy. Pent-up consumer demand, along with the high levels of savings that have built up during the pandemic, could provide good support for economic growth and a broad-based earnings recovery. However, there is always the prospect of setbacks on the road to “herd immunity” against COVID-19. The recent surge in COVID-19 cases in India, followed by resurgence of cases in a
8 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

number of Southeast Asian countries, bears watching. The possibility of mutations and variants of the virus that evade immunity most certainly remains a concern.
From a domestic, economic-policy standpoint, we do not know any better than other observers whether the inflation we have been seeing of late as a result of labor shortages and rising wages and higher raw-materials prices will prove transitory, or develop more fully and become an important consideration for both businesses and customers. The new administration has implemented already some regulatory changes that could pose challenges to businesses, and the possibility of increases in corporate and personal tax rates may hamper both business investment and personal spending.
Alongside the risks, though, we think one would do well always to take into account the multiplicity of strengths in the domestic economy and the corporate sector; the inventiveness, entrepreneurial skills, and ingenuity of the American people; and the leadership role the US still has in the world in so many different respects. We have managed the portfolio through numerous shifts in the political setting, through many movements of the business cycle, and through a lot of market volatility as well as changes in investor preferences. As always, while the portfolio’s holdings have remained diverse**, a constant has been the kind of companies in which we take an interest on your behalf, companies that we view as skilled at navigating through uncertainty, yet also positioned, we believe, for steady growth in value over time.
Thank you for your support.
** Diversification does not assure a profit nor protect against loss.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 9

Please refer to the Schedule of Investments on pages 20–25 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

Portfolio Summary | 4/30/21
10 Largest Holdings

(As a percentage of total investments)*

1.	KLA-Tencor Corp.	2.15%
2.	Bank of America Corp.	2.12
3.	Reliance Steel & Aluminum Co.	2.10
4.	Sun Life Financial, Inc.	2.02
5.	Verizon Communications, Inc.	2.01
6.	Eli Lilly & Co.	1.85
7.	Abbott Laboratories	1.83
8.	Alexandria Real Estate Equities, Inc.	1.77
9.	Nucor Corp.	1.73
10.	Chubb, Ltd.	1.67

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Equity Income Fund | Semiannual Report | 4/30/21 11

Prices and Distributions | 4/30/21
Net Assets Value per Share
Class	4/30/21	10/31/20
A	$40.53	$31.38
C	$39.84	$30.85
K	$40.60	$31.44
R	$41.42	$32.04
Y	$41.10	$31.82

Distributions per Share: 11/1/20–4/30/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2580	$ —	$ —
C	$0.1296	$ —	$ —
K	$0.3319	$ —	$ —
R	$0.1819	$ —	$ —
Y	$0.3118	$ —	$ —

Index Definitions
The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.
12 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

Performance Update | 4/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Equity Income Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.
Average Annual Total Returns
(As of April 30, 2021)
	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Value
Period	(NAV)	(POP)	Index
10 years	10.55%	9.90%	11.13%
5 years	10.93	9.63	12.15
1 year	38.92	30.93	45.92

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
1.06%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 13

Performance Update | 4/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of April 30, 2021)
			Russell
			1000
	If	If	Value
Period	Held	Redeemed	Index
10 years	9.74%	9.74%	11.13%
5 years	10.13	10.13	12.15
1 year	37.91	37.91	45.92

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
1.75%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

Performance Update | 4/30/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.
Average Annual Total Returns
(As of April 30, 2021)
	Net	Russell
	Asset	1000
	Value	Value
Period	(NAV)	Index
10 years	10.90%	11.13%
5 years	11.34	12.15
1 year	39.45	45.92

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
0.66%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 20, 2012, would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 15

Performance Update | 4/30/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.
Average Annual Total Returns
(As of April 30, 2021)
	Net	Russell
	Asset	1000
	Value	Value
Period	(NAV)	Index
10 years	10.15%	11.13%
5 years	10.51	12.15
1 year	38.46	45.92

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
1.41%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

Performance Update | 4/30/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.
Average Annual Total Returns
(As of April 30, 2021)
	Net	Russell
	Asset	1000
	Value	Value
Period	(NAV)	Index
10 years	10.87%	11.13%
5 years	11.22	12.15
1 year	39.29	45.92

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
0.77%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 17

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund
Based on actual returns from November 1, 2020 through April 30, 2021.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/20
Ending Account Value	$1,300.60	$1,296.00	$1,302.90	$1,299.00	$1,302.40
(after expenses) on
4/30/21
Expenses Paid	$5.88	$9.91	$3.71	$7.64	$4.40
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.03%, 1.74%, 0.65% 1.34%, and 0.77%, for Class A, C, K, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

18 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2020 through April 30, 2021.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/20
Ending Account Value	$1,019.69	$1,016.17	$1,021.57	$1,018.15	$1,020.98
(after expenses) on
4/30/21
Expenses Paid	$5.16	$8.70	$3.26	$6.71	$3.86
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.03%, 1.74%, 0.65% 1.34%, and 0.77%, for Class A, C, K, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer Equity Income Fund | Semiannual Report | 4/30/21 19

Schedule of Investments | 4/30/21

Shares		Value
	UNAFFILIATED ISSUERS — 99.8%
	COMMON STOCKS — 99.8% of Net Assets
	Air Freight & Logistics — 0.6%
149,127	CH Robinson Worldwide, Inc.	$ 14,477,249
	Total Air Freight & Logistics	$ 14,477,249
	Auto Components — 1.3%
653,185	BorgWarner, Inc.	$ 31,731,727
	Total Auto Components	$ 31,731,727
	Automobiles — 0.5%
419,755	Honda Motor Co. Ltd. (A.D.R.)	$ 12,517,094
	Total Automobiles	$ 12,517,094
	Banks — 7.7%
1,307,484	Bank of America Corp.	$ 52,992,327
141,203	Canadian Imperial Bank of Commerce	14,679,464
233,056	JPMorgan Chase & Co.	35,846,343
194,345	M&T Bank Corp.	30,646,263
215,980	PNC Financial Services Group, Inc.	40,377,461
302,762	Truist Financial Corp.	17,956,814
	Total Banks	$ 192,498,672
	Beverages — 0.6%
109,385	PepsiCo., Inc.	$ 15,768,942
	Total Beverages	$ 15,768,942
	Biotechnology — 0.5%
194,006	Gilead Sciences, Inc.	$ 12,313,561
	Total Biotechnology	$ 12,313,561
	Capital Markets — 5.1%
534,129	Bank of New York Mellon Corp.	$ 26,642,354
198,293	Charles Schwab Corp.	13,959,827
249,279	Northern Trust Corp.	28,367,950
254,906	State Street Corp.	21,399,359
206,554	T Rowe Price Group, Inc.	37,014,477
	Total Capital Markets	$ 127,383,967
	Chemicals — 3.8%
258,993	Celanese Corp.	$ 40,571,253
156,776	Corteva, Inc.	7,644,398
203,744	Dow, Inc.	12,734,000
186,859	DuPont de Nemours, Inc.	14,408,698
45,437	Ecolab, Inc.	10,183,340
88,761	FMC Corp.	10,495,101
	Total Chemicals	$ 96,036,790

The accompanying notes are an integral part of these financial statements.
20 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

Shares		Value
	Commercial Services & Supplies — 1.2%
182,037	MSA Safety, Inc.	$ 29,264,268
	Total Commercial Services & Supplies	$ 29,264,268
	Containers & Packaging — 0.3%
417,726	Graphic Packaging Holding Co.	$ 7,748,817
	Total Containers & Packaging	$ 7,748,817
	Diversified Telecommunication Services — 3.6%
891,696	AT&T, Inc.	$ 28,008,171
239,216	BCE, Inc.	11,302,956
870,357	Verizon Communications, Inc.	50,297,931
	Total Diversified Telecommunication Services	$ 89,609,058
	Electric Utilities — 3.8%
736,065	Alliant Energy Corp.	$ 41,344,771
195,821	American Electric Power Co., Inc.	17,371,281
174,132	Eversource Energy	15,013,661
149,236	NextEra Energy, Inc.	11,567,282
300,929	PPL Corp.	8,766,062
	Total Electric Utilities	$ 94,063,057
	Electrical Equipment — 0.7%
190,361	Emerson Electric Co.	$ 17,225,767
	Total Electrical Equipment	$ 17,225,767
	Electronic Equipment, Instruments &
	Components — 1.6%
52,948	CDW Corp.	$ 9,442,217
139,165	Corning, Inc.	6,152,484
187,402	TE Connectivity, Ltd.	25,199,947
	Total Electronic Equipment,
	Instruments & Components	$ 40,794,648
	Equity Real Estate Investment Trusts (REITs) — 3.8%
243,829	Alexandria Real Estate Equities, Inc.	$ 44,157,432
167,138	Camden Property Trust	20,136,786
74,632	Digital Realty Trust, Inc.	11,516,464
303,387	Healthcare Realty Trust, Inc.	9,756,926
74,501	Prologis, Inc.	8,681,602
	Total Equity Real Estate Investment Trusts (REITs)	$ 94,249,210

The accompanying notes are an integral part of these financial statements.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 21

Schedule of Investments | 4/30/21
(continued)

Shares		Value
	Food Products — 4.1%
37,288	Calavo Growers, Inc.	$ 2,913,311
53,309	Hershey Co.	8,758,669
113,542	John B Sanfilippo & Son, Inc.	9,980,342
134,880	Lamb Weston Holdings, Inc.	10,857,840
211,948	McCormick & Co., Inc., Class VTG	19,151,621
575,076	Mondelez International, Inc.	34,970,372
141,468	Nestle S.A. (A.D.R.)	16,909,670
	Total Food Products	$ 103,541,825
	Health Care Equipment & Supplies — 3.3%
380,520	Abbott Laboratories	$ 45,692,842
58,774	Becton Dickinson and Co.	14,623,559
503,649	Smith & Nephew Plc (A.D.R.)	21,742,527
	Total Health Care Equipment & Supplies	$ 82,058,928
	Health Care Providers & Services — 4.1%
173,973	AmerisourceBergen Corp.	$ 21,015,938
48,940	Anthem, Inc.	18,567,347
233,840	CVS Health Corp.	17,865,376
48,337	Humana, Inc.	21,521,566
181,608	Quest Diagnostics, Inc.	23,950,463
	Total Health Care Providers & Services	$ 102,920,690
	Hotels, Restaurants & Leisure — 0.6%
323,929(a)	Cedar Fair LP	$ 15,985,896
	Total Hotels, Restaurants & Leisure	$ 15,985,896
	Household Durables — 0.3%
53,793	Garmin, Ltd.	$ 7,382,551
	Total Household Durables	$ 7,382,551
	Household Products — 1.8%
171,971	Clorox Co.	$ 31,384,708
109,894	Procter & Gamble Co.	14,662,058
	Total Household Products	$ 46,046,766
	Industrial Conglomerates — 1.2%
140,484	Honeywell International, Inc.	$ 31,333,551
	Total Industrial Conglomerates	$ 31,333,551
	Insurance — 5.4%
244,083	Chubb, Ltd.	$ 41,882,202
214,432	First American Financial Corp.	13,830,864
447,424	Lincoln National Corp.	28,693,301
935,513	Sun Life Financial, Inc.	50,461,571
	Total Insurance	$ 134,867,938

The accompanying notes are an integral part of these financial statements.
22 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

Shares		Value
	IT Services — 3.0%
46,648	Accenture Plc	$ 13,526,521
69,900	Automatic Data Processing, Inc.	13,070,601
64,173	Broadridge Financial Solutions, Inc.	10,179,763
121,183	Cognizant Technology Solutions Corp.	9,743,113
86,270	Fidelity National Information Services, Inc.	13,190,683
142,046	Paychex, Inc.	13,848,065
	Total IT Services	$ 73,558,746
	Machinery — 5.9%
112,288	Caterpillar, Inc.	$ 25,614,016
1,170,180	Gorman-Rupp Co.	40,394,613
460,202	Komatsu, Ltd. (A.D.R.)	13,760,040
114,060	Oshkosh Corp.	14,192,486
379,499	PACCAR, Inc.	34,109,370
248,937	Timken Co.	20,878,346
	Total Machinery	$ 148,948,871
	Media — 2.1%
400,652	Comcast Corp.	$ 22,496,610
465,463	Interpublic Group of Cos., Inc.	14,778,450
178,179	Omnicom Group, Inc.	14,657,005
	Total Media	$ 51,932,065
	Metals & Mining — 6.5%
280,442	Kaiser Aluminum Corp.	$ 33,784,848
298,694	Materion Corp.	21,150,522
209,274	Newmont Corp.	13,060,790
527,498	Nucor Corp.	43,391,986
328,400	Reliance Steel & Aluminum Co.	52,645,804
	Total Metals & Mining	$ 164,033,950
	Multiline Retail — 1.5%
182,526	Target Corp.	$ 37,830,339
	Total Multiline Retail	$ 37,830,339
	Multi-Utilities — 3.0%
281,908	Ameren Corp.	$ 23,917,075
249,515	CMS Energy Corp.	16,066,271
374,176	WEC Energy Group, Inc.	36,358,682
	Total Multi-Utilities	$ 76,342,028
	Oil, Gas & Consumable Fuels — 5.1%
265,683	Chevron Corp.	$ 27,383,947
309,580	ConocoPhillips	15,831,921
553,887	Marathon Petroleum Corp.	30,823,812
379,855	Phillips 66	30,734,068
304,593	Valero Energy Corp.	22,527,698
	Total Oil, Gas & Consumable Fuels	$ 127,301,446

The accompanying notes are an integral part of these financial statements.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 23

Schedule of Investments | 4/30/21
(continued)

Shares		Value
Pharmaceuticals — 5.1%
599,672	AstraZeneca Plc (A.D.R.)	$ 31,824,593
253,158	Eli Lilly & Co.	46,269,688
444,993	Novo Nordisk AS (A.D.R.)	32,907,232
440,359	Pfizer, Inc.	17,019,875
	Total Pharmaceuticals	$ 128,021,388
Professional Services — 0.7%
196,248	Leidos Holdings, Inc.	$ 19,875,997
	Total Professional Services	$ 19,875,997
Semiconductors & Semiconductor Equipment — 5.9%
185,800	Analog Devices, Inc.	$ 28,457,128
59,248	CMC Materials, Inc.	10,867,861
329,223	Intel Corp.	18,940,199
170,805	KLA-Tencor Corp.	53,863,357
194,989	Texas Instruments, Inc.	35,197,464
	Total Semiconductors & Semiconductor Equipment	$ 147,326,009
Technology Hardware, Storage & Peripherals — 0.5%
808,014	Hewlett Packard Enterprise Co.	$ 12,944,384
	Total Technology Hardware, Storage & Peripherals	$ 12,944,384
Textiles, Apparel & Luxury Goods — 2.3%
248,088(a)	Carter’s, Inc.	$ 26,989,494
336,370	VF Corp.	29,486,194
	Total Textiles, Apparel & Luxury Goods	$ 56,475,688
Trading Companies & Distributors — 1.9%
497,333	Fastenal Co.	$ 26,000,569
171,096	Ferguson Plc	21,643,644
	Total Trading Companies & Distributors	$ 47,644,213
Water Utilities — 0.4%
57,472	American Water Works Co., Inc.	$ 8,965,057
	Total Water Utilities	$ 8,965,057
TOTAL COMMON STOCKS
	(Cost $1,622,429,859)	$ 2,501,021,153
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 99.8%
	(Cost $1,622,429,859)	$ 2,501,021,153
	OTHER ASSETS AND LIABILITIES — 0.2%	$ 4,064,648
	NET ASSETS — 100.0%	$ 2,505,085,801

REIT       Real Estate Investment Trust.

(A.D.R.)  American Depositary Receipts.
(a)          Non-income producing security.
The accompanying notes are an integral part of these financial statements.
24 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2021, aggregated $298,456,167 and $366,554,456, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2021, the Fund did not engage in any cross trade activity.
At April 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,609,533,714 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$896,950,479
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(5,463,040)
Net unrealized appreciation	$891,487,439
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements —Note 1A.
The following is a summary of the inputs used as of April 30, 2021, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$2,501,021,153	$—	$—	$2,501,021,153
Total Investments in Securities	$2,501,021,153	$—	$—	$2,501,021,153
During the six months ended April 30, 2021, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 25

Statement of Assets and Liabilities | 4/30/21
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,622,429,859)	$2,501,021,153
Foreign currencies, at value (cost $57,606)	52,264
Receivables —
Fund shares sold	2,687,164
Dividends	5,039,111
Other assets	126,362
Total assets	$2,508,926,054
LIABILITIES:
Bank overdraft	$1,067,789
Payables —
Fund shares repurchased	1,956,985
Distributions	36
Trustees’ fees	5,917
Transfer agent fees	625,908
Due to affiliates	148,723
Accrued expenses	34,895
Total liabilities	$3,840,253
NET ASSETS:
Paid-in capital	$1,620,175,179
Distributable earnings	884,910,622
Net assets	$2,505,085,801
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $870,949,563/21,489,476 shares)	$40.53
Class C (based on $73,453,747/1,843,649 shares)	$39.84
Class K (based on $314,098,624/7,736,466 shares)	$40.60
Class R (based on $56,193,347/1,356,737 shares)	$41.42
Class Y (based on $1,190,390,520/28,961,237 shares)	$41.10
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $40.53 net asset value per share/100%-5.75%
maximum sales charge)	$43.00

The accompanying notes are an integral part of these financial statements.
26 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/21
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $375,257)	$29,293,343
Interest from unaffiliated issuers	1,747
Total investment income		$29,295,090
EXPENSES:
Management fees	$6,900,406
Administrative expense	346,738
Transfer agent fees
Class A	444,387
Class C	29,660
Class K	1,422
Class R	48,490
Class Y	649,871
Distribution fees
Class A	1,002,885
Class C	359,201
Class R	133,998
Shareowner communications expense	53,667
Custodian fees	9,935
Registration fees	39,606
Professional fees	67,377
Printing expense	16,720
Trustees’ fees	46,849
Insurance expense	440
Miscellaneous	80,340
Total expenses		$10,231,992
Net investment income		$19,063,098
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$116,148,297
Other assets and liabilities denominated in
foreign currencies	5,297	$116,153,594
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$458,122,748
Other assets and liabilities denominated in
foreign currencies	25,169	$458,147,917
Net realized and unrealized gain (loss) on investments		$574,301,511
Net increase in net assets resulting from operations		$593,364,609

The accompanying notes are an integral part of these financial statements.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 27

Statements of Changes in Net Assets
	Six Months
	Ended
	4/30/21	Year Ended
	(unaudited)	10/31/20
FROM OPERATIONS:
Net investment income (loss)	$19,063,098	$43,611,529
Net realized gain (loss) on investments	116,153,594	(133,907,368)
Change in net unrealized appreciation (depreciation)
on investments	458,147,917	(115,513,726)
Net increase (decrease) in net assets resulting
from operations	$593,364,609	$(205,809,565)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.26 and $1.44 per share, respectively)	$(5,639,062)	$(34,920,415)
Class C ($0.13 and $1.21 per share, respectively)	(252,101)	(3,457,576)
Class K ($0.33 and $1.56 per share, respectively)	(2,559,838)	(12,271,255)
Class R ($0.18 and $1.30 per share, respectively)	(258,257)	(2,364,835)
Class Y ($0.31 and $1.50 per share, respectively)	(8,992,870)	(51,519,600)
Total distributions to shareowners	$(17,702,128)	$(104,533,681)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$220,580,100	$382,990,687
Reinvestment of distributions	16,953,426	98,373,957
Cost of shares repurchased	(306,226,921)	(809,764,893)
Net decrease in net assets resulting from
Fund share transactions	$(68,693,395)	$(328,400,249)
Net increase (decrease) in net assets	$506,969,086	$(638,743,495)
NET ASSETS:
Beginning of period	$1,998,116,715	$2,636,860,210
End of period	$2,505,085,801	$1,998,116,715

The accompanying notes are an integral part of these financial statements.
28 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

	Six Months	Six Months
	Ended	Ended	Year	Year
	4/30/21	4/30/21	Ended	Ended
	Shares	Amount	10/31/20	10/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	1,148,823	$42,683,460	2,092,282	$67,006,953
Reinvestment of distributions	144,181	5,330,495	991,808	33,256,359
Less shares repurchased	(2,235,636)	(82,141,894)	(5,510,282)	(177,240,555)
Net decrease	(942,632)	$(34,127,939)	(2,426,192)	$(76,977,243)
Class C
Shares sold	106,720	$3,857,596	306,030	$9,667,533
Reinvestment of distributions	6,462	234,868	93,391	3,131,717
Less shares repurchased	(500,720)	(18,021,128)	(1,124,645)	(34,913,994)
Net decrease	(387,538)	$(13,928,664)	(725,224)	$(22,114,744)
Class K
Shares sold	906,438	$33,729,030	2,192,771	$69,678,672
Reinvestment of distributions	67,843	2,518,672	361,676	12,045,730
Less shares repurchased	(943,942)	(35,163,040)	(2,615,608)	(84,197,750)
Net increase (decrease)	30,339	$1,084,662	(61,161)	$(2,473,348)
Class R
Shares sold	78,004	$2,921,730	238,799	$7,756,125
Reinvestment of distributions	6,750	255,815	67,453	2,337,266
Less shares repurchased	(232,114)	(8,757,031)	(715,913)	(23,094,963)
Net decrease	(147,360)	$(5,579,486)	(409,661)	$(13,001,572)
Class Y
Shares sold	3,687,512	$137,388,284	7,090,869	$228,881,404
Reinvestment of distributions	229,233	8,613,576	1,408,643	47,602,885
Less shares repurchased	(4,335,361)	(162,143,828)	(15,242,046)	(490,317,631)
Net decrease	(418,616)	$(16,141,968)	(6,742,534)	$(213,833,342)

The accompanying notes are an integral part of these financial statements.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 29

Financial Highlights

	Six Months
	Ended		Year	Year	Year	Year		Year
	4/30/21		Ended	Ended	Ended	Ended		Ended
	(unaudited)		10/31/20	10/31/19	10/31/18	10/31/17		10/31/16*
Class A
Net asset value, beginning of period	$31.38		$35.59	$34.39	$35.68	$33.76		$34.41
Increase (decrease) from investment operations: (a)
Net investment income (loss)	$0.28		$0.58	$0.72	$0.72	$0.55		$0.68
Net realized and unrealized gain (loss) on investments	9.13		(3.35)	2.85	(0.04)	5.58		1.89
Net increase (decrease) from investment operations	$9.41		$(2.77)	$3.57	$0.68	$6.13		$2.57
Distributions to shareowners:
Net investment income	$(0.26)		$(0.61)	$(0.79)	$(0.57)	$(0.51)		$(0.64)
Net realized gain	—		(0.83)	(1.58)	(1.40)	(3.70)		(2.58)
Total distributions	$(0.26)		$(1.44)	$(2.37)	$(1.97)	$(4.21)		$(3.22)
Net increase (decrease) in net asset value	$9.15		$(4.21)	$1.20	$(1.29)	$1.92		$(0.65)
Net asset value, end of period	$40.53		$31.38	$35.59	$34.39	$35.68		$33.76
Total return (b)	30.06	%(c)	(8.00)%	11.15%	1.84%	19.68	%(d)	8.11%
Ratio of net expenses to average net assets	1.03	%(e)	1.06%	1.00%	1.00%	1.02%		1.04%
Ratio of net investment income (loss) to average net assets	1.52	%(e)	1.78%	2.14%	2.00%	1.62%		2.10%
Portfolio turnover rate	13	%(c)	8%	23%	27%	33%		35%
Net assets, end of period (in thousands)	$870,950		$703,864	$884,809	$835,012	$858,764		$757,158

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 19.64%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
30 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class C
Net asset value, beginning of period	$30.85		$35.00	$33.80	$35.06	$33.24	$33.91
Increase (decrease) from investment operations: (a)
Net investment income (loss)	$0.15		$0.35	$0.46	$0.48	$0.30	$0.43
Net realized and unrealized gain (loss) on investments	8.97		(3.29)	2.79	(0.05)	5.47	1.87
Net increase (decrease) from investment operations	$9.12		$(2.94)	$3.25	$0.43	$5.77	$2.30
Distributions to shareowners:
Net investment income	$(0.13)		$(0.38)	$(0.47)	$(0.29)	$(0.25)	$(0.39)
Net realized gain	—		(0.83)	(1.58)	(1.40)	(3.70)	(2.58)
Total distributions	$(0.13)		$(1.21)	$(2.05)	$(1.69)	$(3.95)	$(2.97)
Net increase (decrease) in net asset value	$8.99		$(4.15)	$1.20	$(1.26)	$1.82	$(0.67)
Net asset value, end of period	$39.84		$30.85	$35.00	$33.80	$35.06	$33.24
Total return (b)	29.60	%(c)	(8.64)%	10.27%	1.14%	18.77%	7.34	%(d)
Ratio of net expenses to average net assets	1.74	%(e)	1.75%	1.78%	1.72%	1.75%	1.77%
Ratio of net investment income (loss) to average net assets	0.81	%(e)	1.11%	1.38%	1.35%	0.89%	1.34%
Portfolio turnover rate	13	%(c)	8%	23%	27%	33%	35%
Net assets, end of period (in thousands)	$73,454		$68,832	$103,483	$111,558	$148,417	$140,199

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during year ended October 31, 2016, the total return would have been 7.30%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 31

Financial Highlights (continued)
	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class K
Net asset value, beginning of period	$31.44		$35.65	$34.47	$35.75	$33.81	$34.44
Increase (decrease) from investment operations: (a)
Net investment income (loss)	$0.35		$0.71	$0.83	$0.85	$0.67	$0.80
Net realized and unrealized gain (loss) on investments	9.14		(3.36)	2.85	(0.04)	5.60	1.89
Net increase (decrease) from investment operations	$9.49		$(2.65)	$3.68	$0.81	$6.27	$2.69
Distributions to shareowners:
Net investment income	$(0.33)		$(0.73)	$(0.92)	$(0.69)	$(0.63)	$(0.74)
Net realized gain	—		(0.83)	(1.58)	(1.40)	(3.70)	(2.58)
Total distributions	$(0.33)		$(1.56)	$(2.50)	$(2.09)	$(4.33)	$(3.32)
Net increase (decrease) in net asset value	$9.16		$(4.21)	$1.18	$(1.28)	$1.94	$(0.63)
Net asset value, end of period	$40.60		$31.44	$35.65	$34.47	$35.75	$33.81
Total return (b)	30.29	%(c)	(7.62)%	(11.53)%	2.21%	20.12%	8.50%
Ratio of net expenses to average net assets	0.65	%(d)	0.66%	0.66%	0.66%	0.66%	0.67%
Ratio of net investment income (loss) to average net assets	1.89	%(d)	2.18%	2.46%	2.38%	1.96%	2.42%
Portfolio turnover rate	13	%(c)	8%	23%	27%	33%	35%
Net assets, end of period (in thousands)	$314,099		$242,250	$276,921	$212,103	$94,915	$48,194

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
32 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class R
Net asset value, beginning of period	$32.04		$36.28	$34.98	$36.24	$34.24	$34.83
Increase (decrease) from investment operations: (a)
Net investment income (loss)	$0.23		$0.48	$0.61	$0.56	$0.43	$0.57
Net realized and unrealized gain (loss) on investments	9.33		(3.42)	2.90	(0.02)	5.65	1.92
Net increase (decrease) from investment operations	$9.56		$(2.94)	$3.51	$0.54	$6.08	$2.49
Distributions to shareowners:
Net investment income	$(0.18)		$(0.47)	$(0.63)	$(0.40)	$(0.38)	$(0.50)
Net realized gain	—		(0.83)	(1.58)	(1.40)	(3.70)	(2.58)
Total distributions	$(0.18)		$(1.30)	$(2.21)	$(1.80)	$(4.08)	$(3.08)
Net increase (decrease) in net asset value	$9.38		$(4.24)	$1.30	$(1.26)	$2.00	$(0.59)
Net asset value, end of period	$41.42		$32.04	$36.28	$34.98	$36.24	$34.24
Total return (b)	29.90	%(c)	(8.33)%	10.71%	1.42%	19.19%	7.73%
Ratio of net expenses to average net assets	1.34	%(d)	1.41%	1.39%	1.44%	1.41%	1.40%
Ratio of net investment income (loss) to average net assets	1.21	%(d)	1.44%	1.77%	1.55%	1.24%	1.73%
Portfolio turnover rate	13	%(c)	8%	23%	27%	33%	35%
Net assets, end of period (in thousands)	$56,193		$48,198	$69,435	$74,323	$92,870	$85,307

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 33

Financial Highlights (continued)
	Six Months
	Ended		Year	Year	Year	Year		Year
	4/30/21		Ended	Ended	Ended	Ended		Ended
	(unaudited)		10/31/20	10/31/19	10/31/18	10/31/17		10/31/16*
Class Y
Net asset value, beginning of period	$31.82		$36.05	$34.82	$36.10	$34.10		$34.71
Increase (decrease) from investment operations: (a)
Net investment income (loss)	$0.33		$0.69	$0.81	$0.86	$0.64		$0.77
Net realized and unrealized gain (loss) on investments	9.26		(3.42)	2.88	(0.08)	5.65		1.92
Net increase (decrease) from investment operations	$9.59		$(2.73)	$3.69	$0.78	$6.29		$2.69
Distributions to shareowners:
Net investment income	$(0.31)		$(0.67)	$(0.88)	$(0.66)	$(0.59)		$(0.72)
Net realized gain	—		(0.83)	(1.58)	(1.40)	(3.70)		(2.58)
Total distributions	$(0.31)		$(1.50)	$(2.46)	$(2.06)	$(4.29)		$(3.30)
Net increase (decrease) in net asset value	$9.28		$(4.23)	$1.23	$(1.28)	$2.00		$(0.61)
Net asset value, end of period	$41.10		$31.82	$36.05	$34.82	$36.10		$34.10
Total return (b)	30.24	%(c)	(7.76)%	11.41%	2.09%	19.99	%(d)	8.40%
Ratio of net expenses to average net assets	0.77	%(e)	0.77%	0.78%	0.76%	0.77%		0.77%
Ratio of net investment income (loss) to average net assets	1.77	%(e)	2.08%	2.37%	2.37%	1.86%		2.34%
Portfolio turnover rate	13	%(c)	8%	23%	27%	33%		35%
Net assets, end of period (in thousands)	$1,190,391		$934,973	$1,302,212	$1,255,700	$1,030,526		$684,969

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 19.96%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
34 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

Notes to Financial Statements | 4/30/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Equity Income Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 35

Fund has adopted ASU 2018-13 for the six months ended April 30, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices
36 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 37

At April 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2020, the Fund did not accrue any interest or
38 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$44,110,443
Long-term capital gain	60,423,238
Total	$104,533,681
The following shows the components of distributable earnings on a federal income tax basis at October 31, 2020:
2020
Distributable earnings:
Undistributed ordinary income	$1,392,691
Undistributed long-term capital gain	(125,342,863)
Net unrealized appreciation	433,198,313
Total	$309,248,141

Pioneer Equity Income Fund | Semiannual Report | 4/30/21 39

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on Real Estate Investment Trust (REIT) holdings, partnerships and common stock holdings.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $26,244 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2021.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other
40 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 41

instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $10 billion and 0.575% of the Fund’s average daily net assets over $10 billion. For the six months ended April 30, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% (annualized) of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $121,297 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended April 30, 2021, the Fund paid $46,849 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At April 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $5,917.
42 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2021, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications
Class A	$47,946
Class C	3,634
Class K	534
Class R	543
Class Y	1,010
Total	$53,667
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $27,426 in distribution fees payable to the Distributor at April 30, 2021.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 43

In addition, redemptions of each class of shares (Class A and Class C shares) may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2021, CDSCs in the amount of $4,686 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in a credit facility. The upfront fee in the amount 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2021, the Fund had no borrowings under the credit facility.
44 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

Trustees, Officers and Service Providers*

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
*	Effective April 30, 2021, Mark E. Bradley is no longer Treasurer of the Fund.
Pioneer Equity Income Fund | Semiannual Report | 4/30/21 45

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52 Pioneer Equity Income Fund | Semiannual Report | 4/30/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427
Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19381-15-0621

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Equity Income Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer
Date July 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 1, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date July 1, 2021

* Print the name and title of each signing officer under his or her signature.